SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by Registrant                        X
Filed by Party other than the Registrant /  /
Check the appropriate box:
X     Preliminary Proxy Statement       /  / Confidential for Use of the
-                                            Commission Only
                                             [as permitted by Rule 14a-6(e)(2)]
/  /  Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                     Environmental Solutions Worldwide, Inc.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)


           Payment of Filing Fee (Check the appropriate box):

     X    No fee required
     /    / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
     / /  Fee paid previously with preliminary materials
     / /  Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

--------------------------------------------------------------------------------
                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
--------------------------------------------------------------------------------

                           250 SHIELDS COURT, UNIT #3
                         MARKHAM, ONTARIO CANADA L3R 9W7
                                 (905) 947-9923

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 29, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Environmental Solutions Worldwide, Inc. (the "Company") will be held at the Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario Canada on November 29, 2001, at 10:00 AM (the "Meeting"), for the following purposes:

     (1) To elect five (5) Directors to serve for the ensuing year or until their successors are elected and have been qualified.

     (2) To ratify the appointment of Goldstein & Morris, Certified Public Accountants P.C. as the independent public accountants for the Company's prior fiscal year and the fiscal year ending December 31, 2001.

     (3) To ratify and approve the Board of Directors' resolution to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares of common stock.

     (4) To ratify and approve the Board of Directors' resolution to increase the authorized number of stock options under the Company's 2000 Non Qualified Stock Option Plan from 5,000,000 shares to 10,000,000 shares.

     (5) To ratify, confirm and approve all prior acts and proceedings of the Board of Directors and Executive Officers of the Company.

     (6) To ratify and approve the Board of Directors' resolution to amend the Articles of Incorporation to grant the Board of Directors authority to amend the By-laws of the Company in accordance with Florida law.

     (7) Such other business as may be properly brought before the meeting or any adjournments thereof.

Only those shareholders who were shareholders of record at the close of business on Novernber 1, 2001 will be entitled to notice of, and to vote at the Meeting or any adjournment thereof. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, the shares will not be voted. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company's Board of Directors solicits proxies so each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE WHICH HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


October 19, 2001                              BY ORDER OF THE BOARD OF DIRECTORS
Markham, Ontario
                                              /S/
                                              ----------------------------------
                                              Bengt G. Odner
                                              CHAIRMAN OF THE BOARD

------------------------------------------------------------------------------
                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
------------------------------------------------------------------------------

                           PRELIMINARY PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 29, 2001


           This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Environmental Solutions Worldwide, Inc. ("ESW" or the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the, Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario, Canada, on November 29, 2001 at 10:00 AM and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are encouraged to attend the Annual Meeting. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

           At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Annual Meeting, or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company's stockholders on or about November 2, 2001. The Company's 2000 Annual Report to its stockholders on Form 10-KSB, filed electronically (EDGAR System) with the Securities and Exchange Commission on April 16, 2001 is also enclosed and should be read in conjunction with the matters set forth herein. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to stockholders.

           Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

           The principal executive offices of the Company are located at 250 Shields Court, Unit #3, Markham, Ontario, Canada L3R 9W7. The telephone number is (905) 947-9923

OUTSTANDING SHARES AND VOTING RIGHTS

           The only security entitled to vote at the Annual Meeting is the Company's common stock. The Board of Directors, pursuant to the By-Laws of the Company has fixed November 1, 2001 at the close of business, as the record date of the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. At, November 1, 2001 there were XXXXXXXXXX shares of common stock outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote at the Annual Meeting. In accordance with the Company's Amended Articles of Incorporation, one-third of the shares of common stock outstanding and entitled to vote which are represented at the Annual Meeting, in person or by proxy, will constitute a quorum. In accordance with the Amended Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favor of a proposal is required for approval of an agenda item.

PROPOSAL 1:   ELECTION OF DIRECTORS

           The Board of Directors of the Company proposes that the Company's current directors standing for re-election and the newly nominated directors be elected as directors and serve until the next Annual Meeting of the Stockholders and continuing until their successors are elected and qualified. Unless authority is withheld on the proxy it is the intention of the proxy holder to vote for the persons standing for election named below.

           Certain information concerning the directors, nominees, and executive officers of the Company is set forth in the following table and in the paragraphs following. Information regarding each such director's and executive officer's ownership of voting securities of the Company appears as "Securities Ownership of Certain Beneficial Owners and Management" below


 NAME                     CURRENT POSITION WITH COMPANY         DIRECTOR SINCE
 ----                     -----------------------------         --------------
 Bengt G. Odner           Chairman                              September 2000

 Kenneth R. Nichols,      Director, Chief Executive Officer     October 2001

 David Johnson            Director, Chief Operating Officer     September 2000

 Robert Marino            Director                              Newly Nominated

 John A. Donohoe, Jr.     Director                              Newly Nominated


INDIVIDUALS STANDING FOR ELECTION

           BENGT G. ODNER, age 48, is the Chairman of the Company. Mr. Odner served as the Company's Chief Executive Officer from August, 1999 to September, 2000. On September 12, 2000, Mr. Odner was elected to the Board of Directors and appointed Chairman. Mr. Odner is a director of Crystal Fund, Ltd., a Bermuda mutual fund, and has been a director of Crystal Fund Managers, Ltd. since 1996. From 1990 through 1995, Mr. Odner was the chairman of Altus Nord AB, a property holding company specializing in Scandinavian properties and a wholly owned subsidiary of Credit Lyonais Bank Park. Mr. Odner holds a masters in Business Administration from Babson College.

           KENNETH R. NICHOLS, age 53, was appointed as Chief Executive Officer in August, 2001. Subsequently, Mr. Nichols was appointed as a member of the Company's Board of Directors in October, 2001. Mr. Nichols founded Ventra Group, Inc., a company that was listed on the Toronto Stock Exchange up until October, 2001 when it was acquired by a private company. Ventra Group is a leading multi-million dollar, international auto parts maker and Tier 1 OEM Supplier. Mr. Nichols served as Chairman and Chief Executive Officer of Ventra Group, Inc. from its formation until February, 2001. In addition, Mr. Nichols has served as Chairman of the Canadian Automotive Parts Manufacturing Association and in 1996 was the recipient of Ontario Business Magazine's Entrepreneur of the Year award. Mr. Nichols has a BaSc degree in mechanical engineering from the University of Waterloo.

           DAVID JOHNSON, age 39, has served as the Company's Chief Operating Officer from August 2000 through the present. Mr. Johnson was elected as a director in September, 2000. He has been a consultant for Ventura Auto Collision in Concord, Ontario since 1999. From 1989 to 1999, Mr. Johnson was a strategy and marketing consultant to National Warehousing, Inc., Toronto, Ontario. National Warehousing is engaged in automotive paint, material and handling equipment. Additionally, since 1993, Mr. Johnson has served as Vice President and director of the Oasis Group in Markham, Ontario. The Oasis Group is an indoor golf practice and teaching facility.

           ROBERT MARINO, age 46, currently serves a consultant to the Company and is President of the Company's wholly owned subsidiary ESW America, Inc. and has an extensive background in the field of combustion engine emissions, combustion engine emission control technologies as well as government regulations associated with federal certification and compliance of these technologies. Mr. Marino founded Air-Testing Services in 1983 and Applied Diesel Technology in 1993. Applied Diesel Technology focused on the design and development of advanced emissions control technologies for diesel engines. Mr. Marino has been granted and currently has patents pending for advanced exhaust catalyst technologies for diesel engines. Mr. Marino holds a Bsc degree from Allentown College.

           JOHN A. DONOHOE, JR., age 46, has been a member of the Board of Directors of Medquist, Inc. a Nasdaq Company since May, 1998. Mr. Donohoe joined Medquist in May, 1994 as Executive Vice President of Transcriptions, Ltd. a subsidiary of Medquist. Mr. Donohoe became Chief Operating Officer of Medquist in November, 1995 and President in 1998. Mr. Donohoe had been employed by Transcriptions, Ltd. since 1974 serving in numerous management capacities. Mr. Donohoe served as a member of the Board of Directors of Medical Transcription Industry Alliance from 1995 to 1999. Mr. Donohoe attended Lebanon Valley College in Annile, Pennsylvania.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------

           During the fiscal year ended December 31, 2000, there was one meeting of the Board of Directors, of which all Directors attended. The Company presently does not have audit or compensation committees, but intends to appoint committees in the near future.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------

           The following table sets forth the compensation for each of the last three (3) fiscal years earned by the Chief Executive Officer and each of the most highly compensated executive officers for the fiscal year ended December 31, 2000 (the "Named Executives").



SUMMARY COMPENSATION TABLE
                                                                 LONG-TERM
                                       ANNUAL COMPENSATION      COMPENSATION          SECURITIES
                                       ANNUAL      OTHER     STOCK    OTHER           UNDERLYING
NAME               YEAR      SALARY    BONUS   COMPENSATION  AWARDS COMPENSATION       OPTIONS
----               ----      ------    -----   ------------  -------------------     -----------

Mark Nicole  (1)   2000           $0      0     $118,003        0       0               100,000
Chief Executive    1999           $0      0           $0        0       0                 0
Officer, Director  1998           $0      0           $0        0       0                 0

Adam M. Oliver (2) 2000           $0      0       $9,995        0       0               200,000
President,         1999           $0      0       $4,100        0       0                 0
Director           1998           $0      0           $0        0       0                 0

Bengt Odner (3)    2000           $0      0           $0        0       0               200,000
Chairman           1999           $0      0           $0        0       0                 0
                   1998           $0      0           $0        0       0                 0

David Johnson (4)  2000           $0      0      $46,000        0       0               100,000
Chief Operating    1999           $0      0           $0        0       0                 0
Officer, Director  1998           $0      0           $0        0       0                 0


--------
(1) Resigned on August 14,2001 without any disputes or disagreements with the Company or its management.
(2) Resigned in September, 2000 without any disputes or disagreements with the Company or its management.
(3) Receives reimbursement of up to $8,500 per month for verified expenses incurred on behalf of the Company.
(4)     Reflects pro-rated compensation from August 2000 through December 2000.

APPOINTMENT/RESIGNATION OF OFFICERS AND DIRECTORS
-------------------------------------------------

           On August 14, 2001, Mark Nicole resigned form his positions as Chief Executive Officer and as a Director of the Company. On August 16, 2001 the Board of Directors appointed Kenneth R. Nichols to serve as Chief Executive Officer of the Company and subsequently appointed Mr. Nichols to the Board of Directors on October 16, 2001.

OPTION GRANTS DURING FISCAL YEAR 2000
-------------------------------------

           The following table provides information concerning options granted to officers and directors during the Fiscal Year ended December 31, 2000 and reflects the potential value of such options assuming 5% and 10% annual stock appreciation.



                                     PERCENT OF TOTAL                                                  POTENTIAL REALIZABLE
                                     SHARES UNDERLYING                                                VALUE AT ASSUMED ANNUAL
                        NUMBER            OPTIONS                                                      RATES OF STOCK PRICE
                      OF SHARES         GRANTED TO                                                       APPRECIATION FOR
                      UNDERLYING       EMPLOYEES IN          EXERCISE          EXPIRATION                   OPTION TERM
NAME                   OPTIONS          FISCAL YEAR           PRICE               DATE                  5%              10%
----                   -------          -----------           -----               ----                  --              ---
Bengt Odner             200,000            33%               $1.00            May 25, 2002         $104,000         $134,000
Mark Nicole             100,000            16%               $1.00            May 25, 2002          $52,000          $67,000
Adam M. Oliver          200,000            33%               $1.00            May 25, 2002         $104,000         $134,000
David Johnson           100,000            16%               $0.50            December 18, 2002     $47,000          $56,800


OPTION EXERCISES AND HOLDINGS
-----------------------------

           The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year with respect to each of the named directors and executives:

Aggregate Option Exercises In Last Fiscal Year And Fiscal Year End Option Values



                                                             NUMBER OF SHARES                 VALUE OF UNEXERCISED
                        ACQUIRED            VALUE           UNDERLYING OPTIONS                IN-THE-MONEY OPTIONS
                       ON EXERCISE        REALIZED         AT DECEMBER 31, 2000             AT DECEMBER 31, 2000 (1)
NAME                        #                 $         EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
Bengt Odner                ---               ---           200,000            ---               ---              ---
Mark Nicole                ---               ---           100,000            ---               ---              ---
Adam M. Oliver           30,000            $22,500         170,000            ---               ---              ---
David Johnson              ---               ---           100,000            ---             $22,000            ---


(1) Calculated by multiplying the number of shares underlying options by the difference between the closing price of the common stock as reported on the Over-the-Counter Bulletin Board on December 31, 2000 and the exercise price of the options.




REMUNERATION OF NON-MANAGEMENT DIRECTORS
----------------------------------------

           The Company does not presently compensate its directors for their attendance at meetings of the Board of Directors, however, non-management directors are reimbursed for verifiable expenses incurred during the course of service to the Board of Directors and/or the Company provided said expenses are approved by the Company.

COMPENSATION PLANS:

STOCK OPTIONS

THE  2000 NONQUALIFYING STOCK OPTION PLAN

           The 2000 Nonqualifying Stock Option Plan (the "Plan") of Environmental Solutions Worldwide, Inc. (the "Company") is for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor. The Plan is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company's ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

           The Plan currently has 5,000,000 shares of Common Stock for issuance upon exercise of options awarded under the Plan. Of the 5,000,000 option shares under the Plan as of October 1, 2001 3,490,000 options had been granted leaving 1,510,000 option shares available for future grant under the Plan. Of the remaining 1,510,000 option shares available for future grant, 1,000,000 option shares have been granted by the Board of Directors/Committee as contingent options leaving 510,000 option shares currently available for future grant under the Plan.

           The Board of Directors/Committee, subject to the provisions of the Plan will designate participants, determine the terms and provisions of each award, interpret the provisions of the Plan and supervise the administration of the Plan. The Committee may, in its sole discretion, delegate certain administrative responsibilities related to the Plan to Company employees or outside consultants, as appropriate. The Committee shall determine any service requirements and/or performance requirements pertaining to any stock awards under the Plan.

           An S-8 Registration for 5,000,000 shares of underlying common stock originally authorized under the Plan was filed with the Securities and Exchange Commission on May 18, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           On January 29, 2000, the Company entered into a consulting agreement with Dr. Bruno Benjamin Liber, to provide technical services regarding the development of the Company's technology. Dr. Liber was the beneficial holder of 5,000,000 shares of the Company's common stock and was paid $5,400 per month as consideration for his services. Dr. Bruno Benjamin Liber is the inventor of catalytic converter technology that is incorporated into certain products of the Company. Dr. Liber's consulting agreement with the Company expires January, 2002, however due to personal reasons, the Company accepted his resignation on October 12, 2000 and terminated any further obligation under the agreement.

           The Company's Chairman, Mr. Bengt Odner is a director of Crystal Fund Ltd. a Bermuda Mutual Fund which holds 625,000 shares of the Company's common stock. Mr. Odner disclaims any beneficial ownership or control of the shares owned by Crystal Fund and takes no part in any decisions made by the Crystal Fund with respect to its ownership interest in the shares. Additionally, Mr. Odner receives up to $8,500 per month as reimbursement for verifiable expenses incurred on behalf of the Company.

           On December 5, 2000, the Company entered into an agreement with Continental Capital & Equity Corporation ("CCEC"). CCEC is a financial relations and direct marketing advertising firm specializing in the dissemination of information about publicly traded companies and fostering a market awareness campaign about the company which concluded September 20, 2001. A fee of $200,000 was paid, plus issuance of 165,000 shares of restricted common stock and 300,000 warrant shares at various exercise prices which expire 24 months following an effective registration of the underlying shares.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

           Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (I) the copies of section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions and (II) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2000 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and ten-percent beneficial owners for such fiscal year except that Messrs. Johnson and Nichols filed Form 3 Initial Statements of Beneficial Ownership later than the time prescribed by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

           The following table sets forth, to the best knowledge of the Company, as of October 1, 2001, certain information with respect to (1) beneficial owners of more than five percent (5%) of the outstanding common stock of the Company,
(2) beneficial ownership of shares of the Company's common stock by each director and named executive; and (3) beneficial ownership of shares of common stock of the Company by all directors and officers as a group.

           Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons/entities indicated.

           Based upon the aggregate of all shares of common stock issued and outstanding as of October 1, 2001 in addition to shares issuable upon exercise of options or warrants currently exercisable or becoming exercisable within 60 days and which are held by the individuals named on the table.


                                                                                                                 % OF
                                            SHARES OF                                  TOTAL                    COMMON
                                             COMMON            OPTIONS/              BENEFICIAL                 STOCK
NAME OF BENEFICIAL OWNER                      STOCK             OTHER              OWNERSHIP (1)             OUTSTANDING
                                         -----------------  --------------     ----------------------     -------------------

Bengt Odner, Chairman                       250,000            550,000(2)             800,000(3)                2.12%
250 Shield Court, Unit 3
Markham, Ontario
Canada L3R 9W7

David Johnson, Director, COO                 4,500             450,000(4)             454,000                   1.20%
250 Shield Court, Unit 3
Markham, Ontario
Canada L3R 9W7

Kenneth R. Nichols, Director, CEO             ---                ---                    ---                      ---
250 Shield Court, Unit 3
Markham, Ontario
Canada L3R 9W7

Robert Marino, Nominee                     1,350,000             ---                 1,350,000                   3.57%
132 Penn Avenue
Telford, PA 18969

John A. Donohoe, Jr., Nominee                50,000              ---                  50,000                      .13%
Five Greentree Center
State Highway Rt. 73
Marhon, NJ 08053

Leon D. Black 1997 Five Year Trust (5)     1,500,000             ---                 1,500,000                   3.97%
1301 Avenue of the Americas
New York, NY 10019

Leon D. Black (6)                           150,000            150,000(7)              300,000                    .79%
1301 Avenue of the Americas
New York, NY 10019


Leon D. Black Trust UAD (8)
11/30/92 FBO Alexander Black                150,000            150,000(7)              300,000                    .79%
1301 Avenue of the Americas
New York, NY 10019

Leon D. Black Trust UAD (9)
11/30/92 FBO Benjamin Black                 150,000            150,000(7)              300,000                    .79%
1301 Avenue of the Americas
New York, NY 10019

Leon D. Black Trust UAD (10)                                                                                      .79%
11/30/92 FBO Joshua Black                   150,000            150,000(7)              300,000
1301 Avenue of the Americas
New York, NY 10019

Leon D. Black Trust UAD (11)
11/30/92 FBO Victoria Black                 150,000            150,000(7)              300,000                    .79%
1301 Avenue of the Americas
New York, NY 10019

All current directors and executive         254,500           1,000,000               1,254,500                  3.32%
   Officers as a group


                                       6


--------------
(1) Computed on the basis of 37,804,874 shares of common stock outstanding, plus, in case of any person deemed to own shares of common stock as a result of owning options, warrants, or rights to purchase common stock exercisable within 60 days of October 1, 2001.

(2) Includes 200,000 option shares exercisable at $1.00 which lapse May 25, 2002; 250,000 option shares exercisable at $.50 which lapse April 18, 2004; and 100,000 option shares exercisable at $.50 which lapse May 30, 2004.

(3) The shares listed as beneficially owned by Mr. Odner exclude 625,000 shares held by Crystal Fund Ltd., a Bermuda mutual fund, of which Mr. Odner is a director. Mr. Odner disclaims any beneficial ownership and has represented that he does not take any role in the Crystal Funds investment in the Company.

(4) Includes 100,000 option shares, exercisable at $.50 which lapse December 18, 2002; 250,000 option shares exercisable at $.50 which lapse April 18, 2004; and 100,000 option shares exercisable at $.50 which lapse May 30, 2004.

(5) Excludes shares and warrants owned by Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon
     D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.

(6) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.

(7)  Warrants to purchaser 150,000 shares of common stock.

(8) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black, Leon D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.

(9) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
     D. Black Trust UAD 11/30/92 FBO Joshua Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.

(10) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
     D. Black Trust UAD 11/30/92 FBO Benjamin Black and Leon D. Black Trust UAD 11/30/92 FBO Victoria Black for which the beneficial owner disclaims beneficial ownership.

(11) Excludes shares and warrants owned by Leon D. Black 1997 Five Year Trust, Leon D. Black, Leon D. Black Trust UAD 11/30/92 FBO Alexander Black, Leon
     D. Black Trust UAD 11/30/92 FBO Benjamin Black and Leon D. Black Trust UAD 11/30/92 FBO Joshua Black for which the beneficial owner disclaims beneficial ownership.


PROPOSAL 1: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE FIVE (5) NOMINATED DIRECTORS

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

           The Board of Directors has selected Goldstein and Morris Certified Public Accountants P.C. as the Company's independent auditors for the fiscal years ended December 2000 and 2001. Representatives of Goldstein and Morris are expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

PROPSOAL 3: AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

           The Board of Directors has resolved to increase the authorized number of common shares available for issuance. The Board of Directors believes that the increase in the authorized shares is in the best interest of shareholders as the Company will be in position to continue with its stock options plans as well as future equity financing required for further growth and development of the Company's business plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT AN INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000 SHARES.

PROPOSAL 4: RATIFICATION OF THE RESOLUTION TO INCREASE THE AUTHORIZED NUMBER OF STOCK OPTIONS UNDER THE COMPANY'S 2000 NONQUALIFIED STOCK OPTION PLAN.

           The Board of Directors has resolved to increase the authorized number of stock options under the Company's 2000 Nonqualifying Stock Option Plan from 5,000,000 to 10,000,000 option shares. The increase in the authorized shares available under the 2000 Nonqualifying Stock Option Plan is necessary for the continued granting of option awards to employees in the form of non-qualified stock options, and other performance-related or non-restricted stock awards. The Board of Directors believes that the increase in authorized shares is necessary so that the Company can continue to provide its employees and consultants with incentive compensation opportunities which are highly motivational. The Board further believes that the flexibility of the incentive awards provided for by the 2000 Nonqualifying Stock Option Plan will enhance the effectiveness and cost efficiency of the Company's management incentive program and is in the best interest of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" AN INCREASE IN THE AUTHORIZED NUMBER OF OPTIONS UNDER THE COMPANY'S 2000 NONQUALIFIED STOCK OPTION PLAN FROM 5,000,0000 TO 10,000,0000 SHARES.

PROPOSAL 5: RATIFICATION OF THE RESOLUTION TO RATIFY ALL PRIOR ACTIONS OF THE BOARD OF DIRECTORS

           The Board of Directors of the Corporation propose that shareholders approve, ratify and confirm all acts, proceedings and payments of the Board of Directors and of the executive officers of the Corporation enacted, made, done or taken during the preceding year, including the commencement of the expansion of the nature of the business, without prejudice to any action taken thereunder prior to such confirmation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RESOLUTION APPROVING, RATIFYING AND CONFIRMING THE PRIOR ACTS, PROCEEDINGS AND PAYMENTS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICER OF THE CORPORATION.

PROPOSAL 6: AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO AMEND THE COMPANY BY-LAWS AS REQUIRED AND IN ACCORDANCE WITH FLORIDA LAW.

           The Board of Directors has proposed that shareholders approve an amendment to the Articles of Incorporation to permit the Board of Directors sole authority to amend the Company By-laws in accordance with Florida law, when in the boards discretion amendments are required. The Board of Directors believes that the amendment to the Articles of Incorporation is in the best interest of the shareholders as it will permit the Board to make necessary amendments to the By-laws in a timely manner without the cost associated with convening a special meeting .

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT THE AMENDMENT TO THE BY-LAWS AT THE DISCRETION OF THE BOARD.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

           Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2002 Annual Meeting of Stockholders no later than April 8, 2002 if any such proposal is to be eligible for inclusion in the Company's Proxy materials for its 2002 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its proxy materials unless certain other conditions specified in such rules are met.

OTHER MATTERS

           Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy.

COMMON STOCK PERFORMANCE

           As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance of the Company with the stock performance of appropriate smaller companies. The Company has selected the NASDAQ Composite Index (US) for the S & P Auto Parts & Equipment Index for stock performance comparison. The chart reflects the NASDAQ index from the period from which the Company's stock commenced trading.

Performance Graph

     The graph depicted below shows the Company's stock price as an index assuming $100 invested on January 19, 1999, along with the composite prices of companies listed in the NASDAQ Stock Market (U.S.) Index and the S&P Auto Parts & Equipment Index.

              COMPARISON OF ONE YEAR CUMULATIVE TOTAL RETURN* AMONG ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                   AND THE S & P AUTO PARTS & EQUIPMENT INDEX

                           ESW              Nasdaq Comp        S & P Auto Parts
  January 19, 1999        100.00              100.00                100.00
          March-99        606.20              112.14                 92.26
           June-99        425.00              122.79                 99.53
      September-99        312.60              125.78                 85.62
       December-99        400.00              185.62                 79.14
          March-00        600.00              208.61                 80.30
           June-00        250.00              180.94                 68.04
      September-00        350.00              167.56                 69.15
       December-00        144.00              112.71                 58.93

Note

* $100 invested on 1/19/99 in company stock or on 12/31/98 in comparison index including reinvestment of dividends. Fiscal year ending December 31.

           The Stock Price Performance Graph above shall not be deemed incorporated by reference by a general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


VOTING PROCEDURE

           Under Florida law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item.
           The Company is not aware of any other agenda item to be added to the agenda, as it has not been informed by any stockholder of any request to do so.


           There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended December 31, 2000 as filed with the Securities and Exchange Commission in addition to Form 10-QSB and Form 8-K Reports as filed with the Commission.




                                              BY ORDER OF THE BOARD OF DIRECTORS
Dated:     October 19, 2001
Markham, Ontario
                                              /S/
                                              ----------------------------------
                                              Bengt G. Odner
                                              Chairman of the Board

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                           250 SHIELDS COURT, UNIT #3
                         MARKHAM, ONTARIO CANADA L3R 9W7
------
PROXY
------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bengt G. Odner, Kenneth R. Nichols, David Johnson, Robert Marino and John A. Donohoe, Jr. as proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated below all shares of common stock of Environmental Solutions Worldwide, Inc. held on record by the undersigned on November 1, 2001 at the Annual Meeting of Stockholders to be held on November 29, 2001 at 10:00 a.m. at the Sheraton Parkway Toronto North, 600 Highway 7 East, Richmond Hill, Ontario Canada, or any adjournment thereof.

1. ELECTION OF DIRECTORS NOMINEES: Bengt G. Odner, Kenneth R. Nichols, David Johnson, Robert Marino and John A. Donohoe, Jr.

      [  ] FOR ALL NOMINEES LISTED       [  ]   WITHHOLD AUTHORITY
          (Except as marked to the              to vote for all nominees listed
           contrary below)

(Instruction: To withhold authority to vote for any individual nominee write the name in the space provided below.)
--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT OF GOLDSTEIN AND MORRIS CERTIFIED PUBLIC ACCOUNTANTS P.C. AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION.

               [  ] FOR          [  ] AGAINST                [  ] ABSTAIN

3. PROPOSAL TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' RESOLUTION TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FORM 50,000,000 TO 100,000,000 SHARES OF COMMON STOCK.

               [  ] FOR          [  ] AGAINST                [  ] ABSTAIN

4. PROPOSAL TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' RESOLUTION TO INCREASE THE AUTHORIZED NUMBER OF STOCK OPTIONS UNDER THE COMPANY'S 2000 NON-QUALIFIED STOCK OPTION PLAN FROM 5,000,000 SHARES TO 10,000,000 SHARES.

               [  ] FOR          [  ] AGAINST                [  ] ABSTAIN

5. PROPOSAL TO APPROVE, RATIFY AND CONFIRM ALL PRIOR ACTS, PROCEEDINGS AND PAYMENTS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY.

               [  ] FOR          [  ] AGAINST                [  ] ABSTAIN

6. PROPOSAL TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO AMEND THE COMPANY BY-LAWS AS REQUIRED AND IN ACCORDANCE WITH FLORIDA LAW.

               [  ] FOR          [  ] AGAINST                [  ] ABSTAIN

           In their discretion the proxies are authorized to vote upon such other further business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is provided, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.

                                        Please sign exactly as name appears
                                        below. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated: ___________________________, 2001

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if held jointly

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.